Exhibit 99.1
                                  ------------

     The Group I Mortgage Loans have original terms to maturity ranging from 10 years to 30 years and a Cut-off Date Principal Balance of approximately $375,000,026.76. The Group II Mortgage Loans have original terms to maturity ranging from 15 years to 30 years and a Cut-off Date Principal Balance of approximately $250,000,332.35.

     All of the adjustable-rate Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage") and all of the fixed-rate Mortgage Loans will be secured by either first or second Mortgages. The Mortgages create first liens (in the case of the adjustable-rate Mortgage Loans) and first or second liens (in the case of the fixed-rate Mortgage Loans) on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, individual condominium units and manufactured housing (each, a "Mortgaged Property"). The Group I Mortgage Loans consist of approximately 2,891 Mortgage Loans, of which approximately 99.40% are secured by first Mortgages and approximately 0.60% are secured by second Mortgages. The Group II Mortgage Loans consist of approximately 1,420 Mortgage Loans, of which approximately 98.86% are secured by first Mortgages and approximately 1.14% are secured by second Mortgages.

     Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 86.26% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 13.74% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 86.28% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 13.72% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

     Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

     Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of six months, in the case of approximately 0.05% of the Adjustable-Rate Group I Mortgage Loans, and two years, in the case of approximately 93.97% of the Adjustable-Rate Group I Mortgage Loans, and three years, in the case of approximately 5.98% and that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of six months, in the case of approximately 0.28% of the Adjustable- Rate Group II Loans, and two years, in the case of approximately 94.92% of the Adjustable-Rate Group II Mortgage Loans and three years, in the case of approximately 4.79% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (5.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.500% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.999% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.007% per annum and the Adjustable-Rate Group II Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.998% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.005% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

     With respect to approximately 0.20% the Adjustable-Rate Group I Mortgage Loans and approximately 0.14% of the Adjustable-Rate Group II Mortgage Loans, the mortgage note permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate (such Mortgage Loans, the "Convertible Mortgage Loans").

     Approximately 81.74% of the Group I Mortgage Loans and approximately 79.32% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. However, with respect to any Subsequent Group I Mortgage Loan with a date of origination on or after October 1, 2002, the prepayment charge provisions will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

GROUP I MORTGAGE LOANS STATISTICS

     The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

     Approximately 38.46% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.22% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 79.61%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

     Except with respect to approximately 0.02% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a scheduled monthly payment due on the first day of the month (the "Due Date").

     The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to April 1, 2002 or after October 1, 2002 or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is September 1, 2032.

     The average Principal Balance of the Group I Mortgage Loans at origination was approximately $129,738.97. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $129,712.91.

No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $559,671.08 or less than approximately $33,800.00.

     The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 6.100% per annum and not more than 14.140% per annum and the weighted average Mortgage Rate was approximately 8.803% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.500% to 13.290% Minimum Mortgage Rates ranging from 6.100% per annum to 13.950% per annum and Maximum Mortgage Rates ranging from 12.100% per annum to 19.950% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.979% per annum, a weighted average Minimum Mortgage Rate of approximately 8.783% per annum and a weighted average Maximum Mortgage Rate of approximately 14.800% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in September 1, 2005, and the weighted average number of months to the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is 24 months.

     The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

          APPLICABLE CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                 PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                              NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  PRINCIPAL BALANCE ($)    MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------  --------------     -----------------------     -----------------------
 33,800 -  50,000........          47             $  2,295,093.04                   0.61%
 50,001 - 100,000........       1,147               85,000,708.44                  22.67
100,001 - 150,000........         773               94,968,898.57                  25.33
150,001 - 200,000........         501               87,079,039.03                  23.22
200,001 - 250,000........         251               56,346,822.37                  15.03
250,001 - 300,000........         138               37,894,532.23                  10.11
300,001 - 350,000........          25                7,914,893.26                   2.11
350,001 - 400,000........           8                2,940,368.74                   0.78
550,001 - 600,000........           1                  559,671.08                   0.15
                                -----             ---------------                 ------
  Total..................       2,891             $375,000,026.76                 100.00%
                                =====             ===============                 ======

___________________
(1) The average applicable Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $129,712.91.


                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                        NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
    CREDIT SCORE     MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------  --------------   -----------------------      -----------------------
801 - 816..........        2             $    384,465.64                    0.10%
751 - 800..........       33                4,469,741.94                    1.19
701 - 750..........      125               18,659,880.18                    4.98
651 - 700..........      335               46,895,065.85                   12.51
601 - 650..........      673               93,728,135.40                   24.99
551 - 600..........      803               99,411,255.71                   26.51
501 - 550..........      802               99,131,711.82                   26.44
451 - 500..........       14                1,647,942.40                    0.44
Not Available......      104               10,671,827.82                    2.85
                       -----             ---------------                  ------
   Total...........    2,891             $375,000,026.76                  100.00%
                       =====             ===============                  ======

______________________
(1) The weighted average Credit Score of the Group I Mortgage Loans that had Credit Scores was approximately 597.

                   CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS

                                      PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                     NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 CREDIT GRADE     MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
----------------  --------------   -----------------------   -----------------------------
AA+.............        288            $ 38,225,414.23                 10.19%
AA..............      1,411             193,455,786.61                 51.59
A...............        552              67,674,982.44                 18.05
B...............        460              54,805,079.39                 14.61
C...............        141              17,034,327.47                  4.54
CC..............         39               3,804,436.62                  1.01
                      -----            ---------------                ------
   Total........      2,891            $375,000,026.76                100.00%
                      =====            ===============                ======


                ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
----------------------   --------------   -----------------------   -----------------------------
120...................           3           $    272,250.00                    0.07%
180...................          95              8,574,400.43                    2.29
240...................          38              3,238,969.61                    0.86
360...................       2,755            362,914,406.72                   96.78
                             -----           ---------------                  ------
   Total..............       2,891           $375,000,026.76                  100.00%
                             =====           ===============                  ======

____________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 355 months.


                 REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)   MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-----------------------   --------------     -----------------------   -----------------------------
120....................            3             $    272,250.00                  0.07%
176 - 180..............           95                8,574,400.43                  2.29
236 - 240..............           38                3,238,969.61                  0.86
351 - 355..............            1                  175,644.13                  0.05
356 - 360..............        2,754              362,738,762.59                 96.73
                               -----             ---------------                ------
  Total................        2,891             $375,000,026.76                100.00%
                               =====             ===============                ======

(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 354 months.

                        PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                  NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
       PROPERTY TYPE           MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-----------------------------  --------------   -----------------------   -----------------------------
Single Family Detached.......       2,222           $278,189,695.55                  74.18%
2-4 Units Detached...........         257             42,730,836.09                  11.39
PUD Detached.................         195             28,660,970.16                   7.64
Condo Low-Rise Attached......         135             16,617,545.90                   4.43
Manufactured Housing.........          51              4,231,440.01                   1.13
2-4 Units Attached...........           7              1,352,676.76                   0.36
Condo High-Rise Attached.....           9              1,253,796.28                   0.33
Single Family Attached.......           8              1,062,180.70                   0.28
Low Rise Condo - Detached....           3                389,650.00                   0.10
PUD Attached.................           3                343,235.31                   0.09
Condo High-Rise Detached.....           1                168,000.00                   0.04
                                    -----           ---------------                 ------
  Total......................       2,891           $375,000,026.76                 100.00%
                                    =====           ===============                 ======

____________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.


                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                            PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                           NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  OCCUPANCY STATUS      MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
----------------------  --------------   -----------------------   -----------------------------
Primary...............      2,673            $349,371,029.75                 93.17%
Non-owner.............        184              21,303,675.40                  5.68
Second Home...........         34               4,325,321.61                  1.15
                            -----            ---------------                ------
   Total..............      2,891            $375,000,026.76                100.00%
                            =====            ===============                ======

____________________
(1)  Occupancy as represented by the mortgagor at the time of origination.


                       PURPOSE OF THE GROUP I MORTGAGE LOANS

                                             PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
       PURPOSE            MORTGAGE LOANS  APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
------------------------  --------------  -----------------------   -----------------------------
Cash Out Refinance......      1,747           $227,964,066.89                60.79%
Purchase................        932            123,391,594.69                32.90
Rate/Term Refinance.....        212             23,644,365.18                 6.31
                              -----           ---------------               ------
   Total................      2,891           $375,000,026.76               100.00%
                              =====           ===============               ======


                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)(3)

                                                         PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                      NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
--------------------------------   --------------     -----------------------   -----------------------------
18.63 - 20.00...................          1              $     60,000.00                   0.02%
20.01 - 25.00...................          3                   222,500.00                   0.06




25.01 - 30.00...................          4                   275,914.83                   0.07
30.01 - 35.00...................         18                 1,430,667.63                   0.38
35.01 - 40.00...................         19                 2,413,827.83                   0.64
40.01 - 45.00...................         20                 1,942,197.42                   0.52
45.01 - 50.00...................         43                 5,154,135.83                   1.37
50.01 - 55.00...................         53                 5,860,189.02                   1.56
55.01 - 60.00...................         73                 8,372,198.58                   2.23
60.01 - 65.00...................        139                16,704,258.65                   4.45
65.01 - 70.00...................        184                21,711,569.25                   5.79
70.01 - 75.00...................        313                40,734,854.68                  10.86
75.01 - 80.00...................        965               125,905,716.03                  33.57
80.01 - 85.00...................        246                33,876,322.53                   9.03
85.01 - 90.00...................        551                75,498,388.64                  20.13
90.01 - 95.00...................        252                33,997,702.45                   9.07
95.01 - 100.00..................          7                   839,583.39                   0.22
                                      -----              ---------------                 ------
     Total......................      2,891              $375,000,026.76                 100.00%
                                      =====              ===============                 ======

__________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately 79.61%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

 GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                        NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     LOCATION        MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------  --------------     -----------------------   -----------------------------
Alabama............        18                $  1,563,849.44                  0.42%
Alaska.............         4                     610,631.36                  0.16
Arizona............        75                   8,749,741.10                  2.33
Arkansas...........         4                     307,150.00                  0.08
California.........       318                  55,126,805.63                 14.70
Colorado...........        61                   9,525,419.15                  2.54
Connecticut........        48                   6,776,048.02                  1.81
Delaware...........         9                   1,038,198.71                  0.28
Florida............       269                  27,444,162.31                  7.32
Georgia............       102                  11,599,193.01                  3.09
Idaho..............        12                   1,299,637.34                  0.35
Illinois...........       121                  16,120,325.74                  4.30
Indiana............        48                   4,131,666.65                  1.10
Iowa...............         4                     363,443.39                  0.10
Kansas.............        13                   1,048,542.63                  0.28
Kentucky...........        31                   2,396,209.75                  0.64
Louisiana..........        27                   2,963,703.72                  0.79
Maine..............        39                   4,304,461.06                  1.15
Maryland...........        39                   5,420,520.71                  1.45
Massachussetts.....       186                  32,674,181.37                  8.71
Michigan...........       156                  15,060,156.48                  4.02
Minnesota..........        48                   6,736,372.58                  1.80
Mississippi........        16                   1,197,280.00                  0.32
Missouri...........        41                   3,511,665.71                  0.94
Nebraska...........         6                     454,150.00                  0.12
Nevada.............        22                   3,326,626.90                  0.89
New York...........       228                  41,967,264.13                 11.19
New Jersey.........       147                  21,276,973.24                  5.67
New Mexico.........         6                     540,130.94                  0.14
New Hampshire......        30                   4,557,432.12                  1.22
North Dakota.......         1                      70,685.58                  0.02
North Carolina.....        76                   7,253,914.28                  1.93
Ohio...............       122                  12,101,864.96                  3.23
Oklahoma...........         6                     343,125.00                  0.09
Oregon.............        23                   2,712,548.56                  0.72
Pennsylvania.......        99                   9,495,643.21                  2.53
Rhode Island.......        34                   4,599,497.92                  1.23
South Carolina.....        27                   3,114,087.45                  0.83
Tennessee..........        26                   2,559,291.71                  0.68
Texas..............       173                  17,856,473.07                  4.76
Utah...............        20                   2,794,043.39                  0.75
Vermont............         6                     546,400.00                  0.15
Virginia...........        79                  10,982,949.76                  2.93
Washington.........        27                   3,940,172.12                  1.05
West Virginia......         1                      73,748.96                  0.02
Wisconsin..........        40                   4,024,112.60                  1.07
Wyoming............         3                     439,525.00                  0.12
                        -----                ---------------                ------
      Total.........    2,891                $375,000,026.76                100.00%
                        =====                ===============                ======

___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.41% in the 11756 ZIP Code.

                 DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                     PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                    NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
   DOCUMENTATION LEVEL           MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------------  --------------   -----------------------   -----------------------------
Full Documentation.............       1,914           $234,889,229.11                  62.64%
Stated Income Documentation....         957            137,663,104.02                  36.71
Limited Income Documentation...          20              2,447,693.63                   0.65
                                      -----           ---------------                 ------
 Total.........................       2,891           $375,000,026.76                 100.00%
                                      =====           ===============                 ======

____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


               CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
CURRENT MORTGAGE RATE (%)   MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------   --------------     -----------------------   -----------------------------
 6.001 -  7.000..........         150               $ 22,994,592.17                   6.13%
 7.001 -  8.000..........         597                 87,080,608.24                  23.22
 8.001 -  9.000..........         900                127,908,950.42                  34.11
 9.001 - 10.000..........         692                 82,592,056.92                  22.02
10.001 - 11.000..........         368                 38,796,092.40                  10.35
11.001 - 12.000..........         130                 11,490,625.56                   3.06
12.001 - 13.000..........          41                  3,216,600.43                   0.86
13.001 - 14.000..........          12                    869,774.62                   0.23
14.001 - 14.140..........           1                     50,726.00                   0.01
                                -----               ---------------                 ------
 Total...................       2,891               $375,000,026.76                 100.00%
                                =====               ===============                 ======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately 8.803% per annum.

             GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                           NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
   GROSS MARGIN (%)     MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
--------------------    --------------     -----------------------   -----------------------------
 3.001 -  3.500.....          1                $    185,000.00                  0.06%
 3.501 -  4.000.....         24                   3,949,241.01                  1.22
 4.001 -  4.500.....        103                  16,697,096.28                  5.16
 4.501 -  5.000.....        208                  29,593,199.46                  9.15
 5.001 -  5.500.....        386                  59,305,708.69                 18.33
 5.501 -  6.000.....        500                  71,796,918.66                 22.19
 6.001 -  6.500.....        424                  55,135,110.01                 17.04
 6.501 -  7.000.....        311                  36,090,654.86                 11.16
 7.001 -  7.500.....        224                  26,958,094.46                  8.33
 7.501 -  8.000.....        179                  19,484,563.19                  6.02
 8.001 -  8.500.....         24                   2,040,150.38                  0.63
 8.501 -  9.000.....         10                   1,018,135.00                  0.31
 9.001 -  9.500.....          7                     554,314.54                  0.17
 9.501 - 10.000.....          3                     225,500.00                  0.07
10.001 - 10.500.....          1                     118,300.00                  0.04
10.501 - 11.000.....          1                     106,212.60                  0.03
11.501 - 12.000.....          1                      74,750.00                  0.02
12.001 - 12.500.....          1                      79,954.99                  0.02
13.001 - 13.500.....          1                      69,983.96                  0.02
                          -----                ---------------                ------
 Total..............      2,409                $323,482,888.09                100.00%
                          =====                ===============                ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 5.979% per annum.

     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
----------------------   --------------   -----------------------   -----------------------------
December 1, 2002......           1           $    151,943.39                   0.05%
March 1, 2004.........           2                264,662.71                   0.08
April 1, 2004.........           3                854,953.00                   0.26
May 1, 2004...........          31              4,358,078.70                   1.35
June 1, 2004..........         259             37,686,665.40                  11.65
July 1, 2004..........       1,135            153,619,928.70                  47.49
August 1, 2004........         531             72,372,560.39                  22.37
September 1, 2004.....         277             34,824,408.58                  10.77
April 1, 2005.........           1                175,644.13                   0.05
May 1, 2005...........           3                282,675.32                   0.09
June 1, 2005..........          14              1,769,562.75                   0.55
July 1, 2005..........          76              8,240,704.22                   2.55
August 1, 2005........          48              5,716,730.80                   1.77
September 1, 2005.....          28              3,164,370.00                   0.98
                             -----           ---------------                 ------
       Total..........       2,409           $323,482,888.09                 100.00%
                             =====           ===============                 ======

__________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date is approximately 24 months.

           MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                 PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MAXIMUM MORTGAGE RATE (%)    MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------    --------------   -----------------------   -----------------------------
12.001 - 13.000..........          104            $ 17,329,970.17                  5.36%
13.001 - 14.000..........          474              71,954,349.91                 22.24
14.001 - 15.000..........          795             114,629,278.82                 35.44
15.001 - 16.000..........          619              76,378,390.14                 23.61
16.001 - 17.000..........          299              32,560,702.66                 10.07
17.001 - 18.000..........           94               8,867,176.49                  2.74
18.001 - 19.000..........           19               1,407,305.95                  0.44
19.001 - 20.000..........            5                 355,713.95                  0.11
                                 -----            ---------------                ------
  Total..................        2,409            $323,482,888.09                100.00%
                                 =====            ===============                ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 14.800% per annum.


           MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MINIMUM MORTGAGE RATE (%)  MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------  --------------   -----------------------   -----------------------------
 6.001 -  7.000..........        106            $ 17,809,428.99                   5.51%
 7.001 -  8.000..........        478              72,774,390.18                  22.50
 8.001 -  9.000..........        799             115,531,454.54                  35.71
 9.001 - 10.000..........        615              75,089,964.41                  23.21
10.001 - 11.000..........        298              32,235,070.42                   9.97
11.001 - 12.000..........         89               8,279,559.65                   2.56
12.001 - 13.000..........         21               1,557,244.90                   0.48
13.001 - 14.000..........          3                 205,775.00                   0.06
                               -----            ---------------                 ------
 Total...................      2,409            $323,482,888.09                 100.00%
                               =====            ===============                 ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 8.783% per annum.

            INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                    NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
INITIAL PERIODIC RATE CAP (%)    MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-----------------------------    --------------     -----------------------   -----------------------------
1.000.......................             1               $    151,943.39                   0.05%
3.000.......................         2,408                323,330,944.70                  99.95
                                     -----               ---------------                 ------
  Total.....................         2,409               $323,482,888.09                 100.00%
                                     =====               ===============                 ======

__________________
(1)    Relates solely to initial rate adjustments.


         APPLICABLE PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
PERIODIC RATE CAP (%)     MORTGAGE LOANS     APPLICABLE CUT-OFF DATE    APPLICABLE CUT-OFF DATE
---------------------     --------------     -----------------------  ----------------------------
1.000................         2,387              $319,130,341.16                98.65%
1.250................             1                   186,805.37                 0.06
1.500................            21                 4,165,741.56                 1.29
                              -----              ---------------               ------
  Total..............         2,409              $323,482,888.09               100.00%
                              =====              ===============               ======

__________________
(1)    Relates to all rate adjustments subsequent to initial rate adjustments.


GROUP II MORTGAGE LOANS STATISTICS

     The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

     Approximately 36.29% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.25% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 79.74%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

     Except with respect to approximately 0.03% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

     The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to May 1, 2002 or after October 1, 2002 or will have a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is September 1, 2032.

     The average Principal Balance of the Group II Mortgage Loans at origination was approximately $176,087.32. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $176,056.57. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $742,500 or less than approximately $36,000.

     The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.750% per annum and not more than 13.990% per annum and the weighted average Mortgage Rate was approximately 8.668% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.000% to 10.290%, Minimum Mortgage Rates ranging from 5.800% per annum to 12.950% per annum and Maximum Mortgage Rates ranging from 11.800% per annum to 18.950% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.870% per annum, a weighted average Minimum Mortgage Rate of approximately 8.688% per annum and a weighted average Maximum Mortgage Rate of approximately 14.703% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in September 1, 2005, and the weighted average number of months to the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is 24 months.

     The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

         APPLICABLE CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 PRINCIPAL BALANCE ($)    MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-----------------------   --------------     -----------------------   -----------------------------
 36,000-  50,000.......           3              $    125,375.00                   0.05%
 50,001- 100,000.......         478                35,318,980.76                  14.13
100,001- 150,000.......         324                40,662,999.40                  16.27
150,001- 200,000.......         185                32,348,469.09                  12.94
200,001- 250,000.......         101                22,601,215.75                   9.04
250,001- 300,000.......          66                17,974,494.66                   7.19
300,001- 350,000.......         107                34,551,859.71                  13.82
350,001- 400,000.......          81                30,688,543.08                  12.28
400,001- 450,000.......          33                14,160,967.88                   5.66
450,001- 500,000.......          33                15,919,044.11                   6.37
500,001- 550,000.......           2                 1,041,000.00                   0.42
550,001- 600,000.......           2                 1,138,200.00                   0.46
600,001- 650,000.......           1                   607,416.00                   0.24
650,001- 700,000.......           2                 1,385,000.00                   0.55
700,001- 750,000.......           2                 1,476,766.91                   0.59
                              -----              ---------------                 ------
  Total................       1,420              $250,000,332.35                 100.00%
                              =====              ===============                 ======

___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $176,056.57.


                     CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     CREDIT SCORE         MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
------------------------  --------------     -----------------------   -----------------------------
801 - 850...............          2              $    361,000.00                    0.14%
751 - 800...............         26                 5,087,729.32                    2.04
701 - 750...............         60                12,306,498.37                    4.92
651 - 700...............        170                33,710,885.85                   13.48
601 - 650...............        334                65,143,570.49                   26.06
551 - 600...............        405                67,574,490.73                   27.03
501 - 550...............        367                59,739,201.24                   23.90
451 - 500...............          8                   876,919.30                    0.35
Not Available...........         48                 5,200,037.05                    2.08
                              -----              ---------------                  ------
  Total.................      1,420              $250,000,332.35                  100.00%
                              =====              ===============                  ======

______________________
(1) The weighted average Credit Score of the Group II Mortgage Loans that had Credit Scores was approximately 601.

                   CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS

                                         PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                      NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
CREDIT GRADE       MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
---------------    --------------     -----------------------   -----------------------------
AA+............          151              $ 28,993,693.90                   11.60%
AA.............          723               136,114,307.87                   54.45
A..............          269                46,572,833.40                   18.63
B..............          180                25,692,450.92                   10.28
C..............           71                 8,978,905.84                    3.59
CC.............           26                 3,648,140.42                    1.46
                       -----              ---------------                  ------
   Total.......        1,420              $250,000,332.35                  100.00%
                       =====              ===============                  ======


                  ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)    MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
----------------------    --------------     -----------------------   -----------------------------
180...................           65              $  6,145,005.17                  2.46%
240...................           24                 2,362,415.19                  0.94
360...................        1,331               241,492,911.99                 96.60
                              -----              ---------------                ------
   Total..............        1,420              $250,000,332.35                100.00%
                              =====              ===============                ======

____________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 354 months.


                 REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-----------------------   --------------   -----------------------   -----------------------------
176 - 180..............          65           $  6,145,005.17                   2.46%
236 - 240..............          24              2,362,415.19                   0.94
356 - 360..............       1,331            241,492,911.99                  96.60
                              -----           ---------------                 ------
   Total...............       1,420           $250,000,332.35                 100.00%
                              =====           ===============                 ======

____________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 354 months.

                     PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                    PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                 NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     PROPERTY TYPE            MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
----------------------------  --------------     -----------------------   -----------------------------
Single Family Detached......      1,091              $188,638,935.48                 75.46%
PUD Detached................        130                28,403,104.69                 11.36
2-4 Units Detached..........        103                20,138,277.85                  8.06
Condo Low-Rise Attached.....         68                 9,900,043.54                  3.96
Manufactured Housing........         16                 1,272,230.32                  0.51
Condo High-Rise Attached....          5                   847,461.60                  0.34
2-4 Units Attached..........          4                   572,378.87                  0.23
Single Family Attached......          2                   122,300.00                  0.05
Condo Low-Rise Detached.....          1                   105,600.00                  0.04
                                  -----              ---------------                ------
   Total....................      1,420              $250,000,332.35                100.00%
                                  =====              ===============                ======

____________________
(1)     PUD refers to a home or "unit" in a Planned Unit Development.


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                          NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 OCCUPANCY STATUS      MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
---------------------  --------------     -----------------------   -----------------------------
Primary..............      1,329              $236,278,048.68                 94.51%
Non-owner............         64                 8,716,498.71                  3.49
Second Home..........         27                 5,005,784.96                  2.00
                           -----              ---------------                ------
   Total.............      1,420              $250,000,332.35                100.00%
                           =====              ===============                ======

____________________
(1)  Occupancy as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                 PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                              NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
        PURPOSE            MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------  --------------     -----------------------   -----------------------------
Cash Out Refinance.......        854              $149,907,178.55                 59.96%
Purchase.................        457                83,943,215.10                 33.58
Rate/Term Refinance......        109                16,149,938.70                  6.46
                               -----              ---------------                ------
   Total.................      1,420              $250,000,332.35                100.00%
                               =====              ===============                ======

                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)

                                                       PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
--------------------------------   --------------   -----------------------   -----------------------------
12.70 -  15.00..................          1            $     79,964.53                  0.03%
20.01 -  25.00..................          1                 155,200.00                  0.06
25.01 -  30.00..................          4                 683,150.00                  0.27
30.01 -  35.00..................          7                 674,573.71                  0.27
35.01 -  40.00..................          7                 871,923.97                  0.35
40.01 -  45.00..................          5                 841,819.14                  0.34
45.01 -  50.00..................         12               1,878,243.10                  0.75
50.01 -  55.00..................         17               2,834,024.43                  1.13
55.01 -  60.00..................         35               5,692,257.90                  2.28
60.01 -  65.00..................         70              13,064,959.15                  5.23
65.01 -  70.00..................        101              16,462,214.73                  6.58
70.01 -  75.00..................        161              27,780,592.17                 11.11
75.01 -  80.00..................        490              88,247,326.92                 35.30
80.01 -  85.00..................         98              16,923,640.24                  6.77
85.01 -  90.00..................        248              43,589,163.31                 17.44
90.01 -  95.00..................        160              29,584,700.33                 11.83
95.01 - 100.00..................          3                 636,578.72                  0.25
                                      -----            ---------------                ------
Total...........................      1,420            $250,000,332.35                100.00%
                                      =====            ===============                ======

__________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately 79.74%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                          NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     LOCATION          MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
--------------------   --------------   -----------------------   -----------------------------
Alabama.............          8            $    499,650.47                    0.20%
Arizona.............         27               4,131,334.48                    1.65
Arkansas............          1                  55,800.00                    0.02
California..........        218              53,238,845.83                   21.30
Colorado............         35               7,171,982.10                    2.87
Connecticut.........         22               4,207,633.56                    1.68
Delaware............          5                 560,300.00                    0.22
Florida.............        138              18,075,655.84                    7.23
Georgia.............         25               4,038,893.99                    1.62
Idaho...............          7               1,274,505.66                    0.51
Illinois............         62               9,376,262.98                    3.75
Indiana.............         31               2,969,647.47                    1.19
Iowa................          5                 342,600.00                    0.14
Kansas..............          3                 422,400.00                    0.17
Kentucky............         10                 879,868.10                    0.35
Louisiana...........          7                 790,827.78                    0.32
Maine...............         14               2,375,460.00                    0.95
Maryland............         28               5,915,475.72                    2.37
Massachussetts......         99              20,132,155.37                    8.05
Michigan............         55               5,946,889.26                    2.38
Minnesota...........         21               3,339,864.43                    1.34
Mississippi.........          1                  36,000.00                    0.01
Missouri............         17               2,968,642.40                    1.19
Montana.............          1                 151,050.00                    0.06
Nebraska............          3                 232,150.00                    0.09
Nevada..............          3                 365,396.09                    0.15
New Mexico..........          4                 482,400.00                    0.19
New York............        129              29,700,884.84                   11.88
New Hampshire.......         21               4,064,690.29                    1.63
New Jersey..........         69              15,569,195.40                    6.23
North Dakota........          1                  84,000.00                    0.03
North Carolina......         29               3,899,640.86                    1.56
Ohio................         52               6,388,603.60                    2.56
Oregon..............          7               1,089,638.15                    0.44
Pennsylvania........         52               7,139,957.34                    2.86
Rhode Island........         14               2,018,630.00                    0.81
South Carolina......         18               2,245,317.29                    0.90
Tennessee...........         13               1,266,300.94                    0.51
Texas...............         84              11,803,978.23                    4.72
Utah................          6                 883,503.00                    0.35
Vermont.............          1                  60,000.00                    0.02
Virginia............         32               7,057,788.63                    2.82
Washington..........         25               4,816,769.02                    1.93
Wisconsin...........         16               1,853,243.23                    0.74
Wyoming.............          1                  76,500.00                    0.03
                          -----            ---------------                  ------
      Total.........      1,420            $250,000,332.35                  100.00%
                          =====            ===============                  ======

__________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.50% in the 10469 ZIP Code.



             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                        PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                     NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     DOCUMENTATION LEVEL          MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------------   --------------     -----------------------   -----------------------------
Full Documentation.............        883               $145,971,992.29                  58.39%
Stated Income Documentation....        514                 99,904,607.11                  39.96
Limited Income Documentation...         23                  4,123,732.95                   1.65
                                     -----               ---------------                 ------
 Total.........................      1,420               $250,000,332.35                 100.00%
                                     =====               ===============                 ======

____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


               CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                     PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                  NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 CURRENT MORTGAGE RATE (%)     MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
--------------------------     --------------     -----------------------   -----------------------------
 5.750 -  6.000...........          12              $  3,106,740.37                    1.24%
 6.001 -  7.000...........         139                27,562,806.35                   11.03
 7.001 -  8.000...........         238                51,046,788.12                   20.42
 8.001 -  9.000...........         415                88,541,989.23                   35.42
 9.001 - 10.000...........         256                37,855,611.38                   15.14
10.001 - 11.000...........         277                33,144,142.09                   13.26
11.001 - 12.000...........          40                 5,062,057.78                    2.02
12.001 - 13.000...........          35                 3,074,822.36                    1.23
13.001 - 14.000...........           8                   605,374.67                    0.24
                                 -----              ---------------                  ------
 Total....................       1,420              $250,000,332.35                  100.00%
                                 =====              ===============                  ======

__________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately 8.668% per annum.

                 GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
   GROSS MARGIN (%)       MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-----------------------   --------------   -----------------------   -----------------------------
 0.501 -  3.000........          1            $    143,000.00                  0.07%
 3.001 -  3.500........          5               1,530,766.91                  0.71
 3.501 -  4.000........         23               4,966,081.33                  2.30
 4.001 -  4.500........         49              11,410,254.45                  5.29
 4.501 -  5.000........        115              27,857,717.53                 12.91
 5.001 -  5.500........        175              39,608,523.65                 18.36
 5.501 -  6.000........        223              44,149,126.77                 20.47
 6.001 -  6.500........        157              26,991,596.10                 12.51
 6.501 -  7.000........        170              26,763,896.60                 12.41
 7.001 -  7.500........        127              15,724,651.51                  7.29
 7.501 -  8.000........        104              14,128,418.22                  6.55
 8.001 -  8.500........         11               1,263,193.62                  0.59
 8.501 -  9.000........          3                 381,329.78                  0.18
 9.001 -  9.500........          3                 666,830.68                  0.31
10.001 - 10.500........          1                 115,847.74                  0.05
                             -----            ---------------                ------
      Total............      1,167            $215,701,234.89                100.00%
                             =====            ===============                ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 5.870% per annum.



     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                              NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  NEXT ADJUSTMENT DATE     MORTGAGE LOANS  APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------  --------------  -----------------------   -----------------------------
January 1, 2003..........         2           $    614,223.00                   0.28%
April 1, 2004............         3                488,669.64                   0.23
May 1, 2004..............        15              2,452,931.31                   1.14
June 1, 2004.............       133             25,788,414.09                  11.96
July 1, 2004.............       554            103,580,305.81                  48.02
August 1, 2004...........       217             41,058,745.18                  19.04
September 1, 2004........       177             31,392,521.07                  14.55
May 1, 2005..............         1                 62,143.22                   0.03
June 1, 2005.............         8              1,202,117.57                   0.56
July 1, 2005.............        33              6,034,064.00                   2.80
August 1, 2005...........        16              2,423,350.00                   1.12
September 1, 2005........         8                603,750.00                   0.28
                              -----           ---------------                 ------
  Total..................     1,167           $215,701,234.89                 100.00%
                              =====           ===============                 ======

__________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date is approximately 24 months.

         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------   --------------     -----------------------   -----------------------------
11.001 - 12.000..........          9                $  2,554,240.37                  1.18%
12.001 - 13.000..........         76                  17,090,904.23                  7.92
13.001 - 14.000..........        203                  45,208,802.84                 20.96
14.001 - 15.000..........        371                  79,495,798.08                 36.85
15.001 - 16.000..........        234                  37,345,982.85                 17.31
16.001 - 17.000..........        233                  28,353,765.36                 13.14
17.001 - 18.000..........         29                   4,516,738.37                  2.09
18.001 - 19.000..........         12                   1,135,002.79                  0.53
                               -----                ---------------                ------
      Total..............      1,167                $215,701,234.89                100.00%
                               =====                ===============                ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 14.703% per annum.


             MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                   PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MINIMUM MORTGAGE RATE (%)    MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------    --------------     -----------------------   -----------------------------
 5.001 -  6.000..........           9              $  2,554,240.37                    1.18%
 6.001 -  7.000..........          76                17,090,904.23                    7.92
 7.001 -  8.000..........         203                45,208,802.84                   20.96
 8.001 -  9.000..........         379                81,717,231.53                   37.88
 9.001 - 10.000..........         228                35,361,943.23                   16.39
10.001 - 11.000..........         234                28,854,078.16                   13.38
11.001 - 12.000..........          26                 3,779,031.74                    1.75
12.001 - 13.000..........          12                 1,135,002.79                    0.53
                                -----              ---------------                  ------
      Total..............       1,167              $215,701,234.89                  100.00%
                                =====              ===============                  ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 8.688% per annum.

               INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                   NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
INITIAL PERIODIC RATE CAP (%)   MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-----------------------------   --------------     -----------------------   -----------------------------
1.000........................            1             $    288,000.00                    0.13%
3.000........................        1,165              215,291,688.80                   99.81
5.000........................            1                  121,546.09                    0.06
                                     -----             ---------------                  ------
  Total......................        1,167             $215,701,234.89                  100.00%
                                     =====             ===============                  ======

__________________
(1)    Relates solely to initial rate adjustments.


        SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
PERIODIC RATE CAP (%)     MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
---------------------     --------------     -----------------------   -----------------------------
1.000................          1,159             $213,564,428.64                   99.01%
1.500................              8                2,136,806.25                    0.99
                               -----             ---------------                  ------
  Total..............          1,167             $215,701,234.89                  100.00%
                               =====             ===============                  ======

__________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.